Exhibit 10.26

FIRST AMENDMENT TO
MASTERCARD PAYPASS PARTICIPATION AGREEMENT

This First Amendment is made this 17th day of August 2007, by and between MASTERCARD INTERNATIONAL INCORPORATED ("MasterCard"), COCA COLA ENTERPRISES INC. AND ITS BOTTLING SUBSIDIARIES (collectively, “Merchant”), and USA TECHNOLOGIES, INC. ("USAT").

Background

MasterCard, Merchant and USA have entered into a MasterCard PayPass Participation Agreement dated as of May 15, 2007 (the "Agreement"). As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

Agreement

NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.           Amendments.

A. The date “August 31, 2007” appearing in the second bullet point under Section 2. Timing of the Program is hereby deleted and the date “October 31, 2007” shall be substituted in its place.

B. The date “August 31, 2007” appearing in the first bullet point under Section 3. MasterCard’s Specific Obligations is hereby deleted and the date “October 31, 2007” is hereby substituted in its place.

C. The date “August 31, 2007” appearing in Section 4. MasterCard’s Financial Support to USA is hereby deleted and the date “October 31, 2007” is hereby substituted in its place.

D. The date “August 31, 2007” appearing in Subsection (i) Merchant of Section 5 Merchant’s and USA’s Specific Obligations is hereby deleted and the date “October 31, 2007” is hereby substituted in its place.

E. The date “August 31, 2007” appearing in the first bullet point under Subsection (i) Merchant of Section 5 Merchant’s and USA’s Specific Obligations is hereby deleted and the date “October 31, 2007” is hereby substituted in its place.

2. Modification.  Except as otherwise specifically set forth in Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The terms and conditions of this First Amendment shall be deemed to have been an original part of the Agreement and to have been effective from and after May 15, 2007.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year first above written.

Mastercard:
MASTERCARD INTERNATIONAL INCORPORATED

By:	/s/ T.J. Sharkey
Name: T.J. Sharkey
Print Title: SVP – Merchant Sales

Merchant:
COCA COLA ENTERPRISES INC. AND ITS
BOTTLER SUBSIDIARIES
FULL LEGAL NAME OF MERCHANT

By:	/s/ Terry Marks
Name: Terry Marks
Print Title: President

USAT:
USA TECHNOLOGIES, INC.

By:	/s/ Stephen P. Herbert
Name: Stephen P. Herbert
Print Title: President/COO